SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 23, 2017

DETERMINE, INC.

(Exact name of Company as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-29637 (Commission File No.)	77-0432030 (IRS Employee Identification No.)

615 West Carmel Drive, Suite 100

Carmel, Indiana 46032

(Address of Principal Executive Offices)

(650) 532-1500
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment of Business Financing Agreement

On January 23, 2017, Determine, Inc. (the “Company”) and its wholly owned subsidiary, Determine Sourcing Inc. entered into Amendment Number Nine to Amended and Restated Business Financing Agreement (the “Amendment”) with Western Alliance Bank, as successor in interest to Bridge Bank, N.A. (“Western Alliance Bank”). The Amendment, among other things, increases the Company’s available credit under the existing credit facility with Western Alliance Bank (the “Credit Facility”) up to a total available credit amount of $13 million.

The summary set forth above does not purport to be complete and is qualified in its entirety by reference to the Amendment included in Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Amendment of Limited Guaranty

In order to satisfy certain conditions for Western Alliance Bank to lend additional funds under the Credit Facility and enter into the Amendment, on January 23, 2017, Alimco Financial Corporation, a Delaware corporation formerly known as Alliance Semiconductor Corporation (“ALMC”) and an affiliate of Lloyd I. Miller, III, the Company’s largest stockholder, entered into a Second Amended and Restated Limited Guaranty (collectively, the “Amended Guaranty”) with Western Alliance Bank to increase the amount of the limited, non-revocable guaranty of the Company’s Credit Facility provided by ALMC by $1 million (the “Additional Guaranteed Amount”), from $3 million to $4 million. The Amended Guaranty amends and restates that certain Amended and Restated Limited Guaranty entered into between Western Alliance Bank and ALMC on April 22, 2016, which was filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 26, 2016, and is incorporated by reference herein. In connection with entering into the Amended Guaranty, ALMC provided cash collateral to Western Alliance Bank in the amount of $1 million. The term of the Amended Guaranty is two years. Western Alliance Bank, in its sole discretion, may reduce, but not increase, the Additional Guaranteed Amount during the term. Alan Howe, a member of the Company’s board of directors, is the interim CEO of ALMC.

The summary set forth above does not purport to be complete and is qualified in its entirety by reference to the Amended Guaranty filed as Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated by reference herein.

Guaranty Fee Agreement

In connection with the Amended Guaranty, the Company entered into a Guaranty Fee Agreement (the “Fee Agreement”) with ALMC, pursuant to which the Company agrees to pay ALMC a commitment fee of $50,000 and a monthly fee during the term of the Guaranty equal to 10% of the Additional Guaranteed Amount divided by 12. Such commitment fee and the aggregate amount of the monthly fees are payable in cash by the Company within five business days following the termination or expiration of the Amended Guaranty.

The summary set forth above does not purport to be complete and is qualified in its entirety by reference to the Fee Agreement filed as Exhibit 10.3 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Amendment Number Nine to Amended and Restated Business Financing Agreement, dated as of January 23, 2017.

10.2	Second Amended and Restated Limited Guaranty, dated January 23, 2017.

10.3	Guaranty Fee Agreement, dated January 23, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2017

DETERMINE, INC.

By:	/s/ John K. Nolan
Name:	John K. Nolan
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment Number Nine to Amended and Restated Business Financing Agreement, dated as of January 23, 2017.

10.2	Second Amended and Restated Limited Guaranty, dated January 23, 2017.

10.3	Guaranty Fee Agreement, dated January 23, 2017.